UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2026

Edesa Biotech, Inc.
(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	001-37619	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Spy Court

Markham, Ontario, Canada L3R 5H6

(Address of Principal Executive Offices)

(289) 800-9600

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares	EDSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2026, Edesa Biotech, Inc. (the “Company”) held its 2026 Annual General and Special Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders approved an amendment (the “Plan Amendment”) to the Company’s 2019 Equity Incentive Compensation Plan (the “2019 Plan”) to (i) increase the number of shares available for issuance thereunder by 750,000 shares and (ii) eliminate the annual per participant option grant limit.

The foregoing description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, 4,901,921 common shares, or approximately 55% of the outstanding common shares entitled to vote, were represented by proxy or in person. The matters voted on by shareholders at the Annual Meeting and the results of such voting are set forth below.

Proposal No. 1 - Election of the Company’s Directors

Based upon the following votes, the shareholders elected Joan Chypyha, David Liu, Sean MacDonald, Patrick Marshall, Pardeep Nijhawan, Charles Olson and Carlo Sistilli to serve as members of the Company’s board of directors until the annual meeting of shareholders to be held in 2027 or until their successors are duly elected and qualified.

	For	Withhold	Broker Non-Votes
Joan Chypyha	2,705,856	48,964	2,147,101
David Liu	2,674,286	80,534	2,147,101
Sean MacDonald	2,674,082	80,738	2,147,101
Patrick Marshall	2,706,023	48,797	2,147,101
Pardeep Nijhawan	2,705,297	49,523	2,147,101
Charles Olson	2,705,959	48,861	2,147,101
Carlo Sistilli	2,673,724	81,096	2,147,101

Proposal No. 2 - Advisory Vote on Executive Compensation

The shareholders approved, on an advisory basis, the executive compensation of the named executive officers as disclosed in the proxy statement for the Annual Meeting, by the following vote.

For	Against	Abstain	Broker Non-Votes
2,670,075	69,281	15,464	2,147,101

Proposal No. 3 - Approval of Amendment to the 2019 Equity Incentive Compensation Plan

The shareholders approved an amendment to the Company’s 2019 Plan to (i) increase the number of shares available for issuance thereunder plan by 750,000 shares and (ii) eliminate the annual per participant option grant limit.

For	Against	Abstain	Broker Non-Votes
2,613,551	130,589	10,680	2,147,101

Proposal No. 4 - Appointment of MNP LLP as the Company’s Auditors and Independent Registered Public Accounting Firm for the Ensuing Year

The shareholders approved the appointment of MNP LLP as the Company’s auditors and independent registered public accounting firm for the fiscal year ending September 30, 2026.

For	Withhold	Broker Non-Votes
4,814,478	87,443	N/A

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Amendment No. 5 to Edesa Biotech, Inc. 2019 Equity Incentive Compensation Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edesa Biotech, Inc.

Date: May 29, 2026	By:	/s/ Peter Weiler
	Name:	Peter Weiler
	Title:	Chief Financial Officer